UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

RAPTOR PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-50720	98-0379351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Employment Agreements with Executive Officers

For purposes of bringing certain employment agreements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and interpretive guidance issued thereunder, Raptor Pharmaceuticals Corp.’s (the “Company”) wholly-owned subsidiaries, Raptor Pharmaceutical Inc. (“Raptor Inc.”) and Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.) (“Raptor Therapeutics”), entered into the following amendments on December 31, 2008 (collectively referred to as the “Amendments”):

•       First Amendment to the Employment Agreement with Christopher M. Starr, Raptor Inc.’s Chief Executive Officer, which amends his Employment Agreement with Raptor Inc. dated as of May 1, 2006;

•       First Amendment to the Employment Agreement with Kim R. Tsuchimoto, Raptor Inc.’s Chief Financial Officer, Treasurer and Secretary, which amends her Employment Agreement with Raptor Inc. dated as of May 1, 2006;

•       First Amendment to the Employment Agreement with Todd C. Zankel, Raptor Inc.’s Chief Scientific Officer, which amends his Employment Agreement with Raptor Inc. dated as of May 15, 2006; and

•       First Amendment to the Employment Agreement with Thomas E. Daley, Raptor Therapeutics’ President, which amends his Employment Agreement with Raptor Therapeutics effective as of September 7, 2007.

Section 409A is the provision of the tax law enacted in 2004 to govern certain “nonqualified deferred compensation” arrangements that imposes accelerated taxation and additional tax penalties on service providers (including employees and directors) if a covered arrangement does not comply with Section 409A. Although Section 409A’s provisions have been in effect since 2005, final regulations under Section 409A were not issued until 2007 and took effect on January 1, 2009. The material terms of the existing employment agreements that were amended in the Amendments in order to comply with the final regulations under Section 409A are as follows:

•      Clarify that in order for an employee to receive any annual and discretionary cash bonus such employee must be employed by the Company on the date such bonus is scheduled to be paid.

•      Clarify the timing for reimbursement of expenses to occur no later than the end of the taxable year following the year in which the expense is incurred.

•      Clarify that a constructive termination occurs only if the employee gives written notice of his/her intention to terminate on the grounds for constructive termination set forth in the agreement (i.e., material change in responsibilities) within 90 days following the occurrence of such event, the Company does not cure such event within 30 days of the receipt of the employee’s notice, and the employee terminates his/her employment within 30 days of the Company’s failure to cure.

•      Clarify that a constructive termination following a Change in Control occurs if there is in fact a constructive termination or termination without cause within 12 months following a Change in Control.

•      Clarify that the bonus payable in connection with a termination for disability will be payable in a lump sum upon the expiration of the three month period following such termination for disability.

•      Clarify that the bonus payable in connection with a constructive termination or termination without cause will be payable in a lump sum upon the expiration of the twelve month period following a constructive termination or termination without cause.

The Amendments also make certain other changes necessary to ensure compliance with Section 409A. The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and are incorporated herein by reference.

2006 Equity Incentive Plan

The Company maintains the Raptor Pharmaceuticals Corp. 2006 Equity Incentive Plan, as originally adopted on May 15, 2006 and amended on February 28, 2007 and further amended on December 18, 2008, pursuant to the “2008 Plan Amendment,” (collectively, the “Plan”). The primary purpose of the 2008 Plan Amendment was to ensure exemption from the requirements of Code Section 409A. The 2008 Plan Amendment became effective as of January 1, 2009. The 2008 Plan Amendment, initially disclosed in the Company’s 10-K/A filed with the Securities and Exchange Commission on December 23, 2008 the “Company’s 2008 10-K/A”), clarifies that the exercise price on the date of grant of stock options granted under the Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. No benefits were increased because of the amendment.

The foregoing description of the 2008 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to the Company’s 2008 10-K/A as Exhibit 10.5, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1

First Amendment to the Employment Agreement with Christopher M. Starr, Raptor Inc.’s Chief Executive Officer, which amends his Employment Agreement with Raptor Pharmaceutical Inc. dated as of May 1, 2006.

10.2

First Amendment to the Employment Agreement with Kim R. Tsuchimoto, Raptor Pharmaceutical Inc.’s Chief Financial Officer, Treasurer and Secretary, which amends her Employment Agreement with Raptor Inc. dated as of May 1, 2006.

10.3	First Amendment to the Employment Agreement with Todd C. Zankel, Raptor Inc.’s Chief Scientific Officer, which amends his Employment Agreement with Raptor Pharmaceutical Inc. dated as of May 15, 2006.
10.4

First Amendment to the Employment Agreement with Thomas E. Daley, Raptor Therapeutics’ President, which amends his Employment Agreement with Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.) effective as of September 7, 2007.

10.5 *	Amendment No. 2 to the Company’s 2006 Equity Incentive Plan, effective as of January 1, 2009.
*	The document referred to hereby is incorporated by reference from the Company’s 10-K/A, filed on December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICALS CORP.
By: /s/ Kim R. Tsuchimoto
Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary Date: January 5, 2009

Exhibit Index

Exhibits
10.1

First Amendment to the Employment Agreement with Christopher M. Starr, Raptor Inc.’s Chief Executive Officer, which amends his Employment Agreement with Raptor Pharmaceutical Inc. dated as of May 1, 2006.

10.2

First Amendment to the Employment Agreement with Kim R. Tsuchimoto, Raptor Pharmaceutical Inc.’s Chief Financial Officer, Treasurer and Secretary, which amends her Employment Agreement with Raptor Inc. dated as of May 1, 2006.

10.3	First Amendment to the Employment Agreement with Todd C. Zankel, Raptor Inc.’s Chief Scientific Officer, which amends his Employment Agreement with Raptor Pharmaceutical Inc. dated as of May 15, 2006.
10.4

First Amendment to the Employment Agreement with Thomas E. Daley, Raptor Therapeutics’ President, which amends his Employment Agreement with Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.) effective as of September 7, 2007.

10.5 *	Amendment No. 2 to the Company’s 2006 Equity Incentive Plan, effective as of January 1, 2009.
*	The document referred to hereby is incorporated by reference from the Company’s 10-K/A, filed on December 23, 2008.